EXHIBIT 99.1

                                   Banc One
                                   Capital Markets, Inc.

                                   [LOGO OMITTED]


------------------------------------------------------------------------------



RMBS New Issue Term Sheet


$142,993,000 Certificates (approximate)


Bond Securitization Asset-Backed Certificates, Series 2003-1
Classes A-1, A-2, M-1, M-2, B-1, and B-2


Bond Securitization, L.L.C.
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer



November 25, 2003









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------


                                    Bond Securitization Asset-Backed Certificates, Series 2003-1
                                    ------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                         Certificates(1)(2)
------------------------------------------------------------------------------------------------------------------------------------

----------------- -------------------- ------------ -------------- -------------------- ------------------- ------------------------
                                                                                                                     Final
                                                                                             Expected              Scheduled
                       Expected                        Class /                           Principal Window        Distribution
                      Approximate        Interest     Principal    Expected WAL (yrs)         (mos)                  Date
     Class              Size(2)            Type         Type         (Call/Mat) (5)       (Call/Mat) (5)         (Call/Mat)(5)
----------------- -------------------- ------------ -------------- -------------------- ------------------- ------------------------
     A-1(3)(4)           81,549,000      Floating     Sen / Seq        1.00 / 1.00         1-28 / 1-28          Mar-06 / Mar-06
----------------- -------------------- ------------ -------------- -------------------- ------------------- ------------------------
     A-2(3)(4)           18,817,000      Floating     Sen / Seq        3.63 / 4.08        28-87 / 28-175        Feb-11 / Jun-18
----------------- -------------------- ------------ -------------- -------------------- ------------------- ------------------------
     M-1(3)(4)           15,501,000      Floating     Mez / Seq        5.72 / 6.20        49-87 / 49-170        Feb-11 / Jan-18
----------------- -------------------- ------------ -------------- -------------------- ------------------- ------------------------
     M-2(3)(4)           12,400,000      Floating     Mez / Seq        5.12 / 5.59        43-87 / 43-163        Feb-11 / Jun-17
----------------- -------------------- ------------ -------------- -----------------------------------------------------------------
  B-1(3)(4)(6)           10,463,000      Floating     Sub / Seq                        Excluded from Term Sheet
----------------- -------------------- ------------ -------------- -----------------------------------------------------------------
  B-2(3)(4)(6)            4,263,000      Floating     Sub / Seq                        Excluded from Term Sheet
----------------- -------------------- ------------ -------------- -----------------------------------------------------------------


----------------- ------------------------


                     Expected Ratings
                  ----------- ------------
     Class           S&P        Moody's
----------------- ----------- ------------
     A-1(3)(4)       AAA          Aaa
----------------- ----------- ------------
     A-2(3)(4)       AAA          Aaa
----------------- ----------- ------------
     M-1(3)(4)        AA          Aa2
----------------- ----------- ------------
     M-2(3)(4)        A           A2
----------------- ----------- ------------
  B-1(3)(4)(6)       BBB         Baa2
----------------- ----------- ------------
  B-2(3)(4)(6)       BBB-        Baa3
----------------- ----------- ------------

------------------------------------------------------------------------------
(1) The Certificates will be priced to the Optional Termination Date. The Class A-1, Class A-2, Class M-1, Class M-2, Class B-1, and Class B-2 Certificates will settle flat. The Trust will also issue the Class X and Class R Certificates that will not be offered to the public.
(2) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(3) For the Class A-1 and Class A-2 Certificates, the certificate margins will equal 2 times their original margins on the first Distribution Date after the Optional Termination Date. The certificate margins on the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will equal 1.5 times their original margins on the first Distribution Date after the Optional Termination Date.
(4)  The Certificates will be subject to the Net Rate Cap as described herein.
(5)  Calculated based on the Pricing Speed.
(6) The Class B-1 and Class B-2 Certificates will be offered pursuant to the prospectus, however they are excluded from this term sheet.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                Pricing Speed
------------------------------------------------------------------------------
    Fixed Rate Mortgage Loans                               20% CPR
------------------------------------------------------------------------------









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Summary of Important Dates
------------------------------------------------------------------------------------------------------------------------------------
Deal Information                                                                   Collateral Information
Expected Pricing                          11/25/2003                               Cut-off Date                          11/01/2003
Expected Settlement                       12/09/2003                               Next Payment                          12/01/2003
First Distribution                        12/26/2003


Bond Information

                                                                                                         Expected
                                             Initial                                                 Final Scheduled         REMIC
       Class              Dated Date       Accrual Days       Accrual Method       Delay Days       Distribution Date       Maturity
                                                                                                       (Call/Mat) *          Date *
       A-1                12/09/2003            0                Act/360              0             Mar-06 / Mar-06       10/25/2034
       A-2                12/09/2003            0                Act/360              0             Feb-11 / Jun-18       10/25/2034
       M-1                12/09/2003            0                Act/360              0             Feb-11 / Jan-18       10/25/2034
       M-2                12/09/2003            0                Act/360              0             Feb-11 / Jun-17       10/25/2034
------------------------------------------------------------------------------------------------------------------------------------
       B-1                                                                 Excluded from Term Sheet
       B-2                                                                 Excluded from Term Sheet
------------------------------------------------------------------------------------------------------------------------------------
*    The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed. The REMIC Maturity Date is the
     Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date. The Trust will also issue the Class X and Class R Certificates which will not be offered to the public.

------------------------------------------------------------------------------------------------------------------------------------
                                                              Contacts
------------------------------------------------------------------------------------------------------------------------------------
Banc One Capital Markets, Inc.


Syndicate                                                                          Tel:  (312) 732-7885
---------                                                                          Fax:  (312) 732-1834

Andy Cherna                                                                        Andy_cherna@bankone.com
                                                                                   -----------------------
Colette Lanphier                                                                   Colette_l_lanphier@bankone.com
                                                                                   ------------------------------
Laura Peres                                                                        Laura_e_peres@bankone.com
                                                                                   -------------------------

Trading                                                                            Tel: (312) 732-8479
-------
Jeff Mullins                                                                       Jeffry_a_mullins@bankone.com
                                                                                   ----------------------------
Don Chaney                                                                         Don_chaney@bankone.com
                                                                                   ----------------------

Rating Agencies
---------------
Warren Kornfeld - Moody's                       (212) 553-1932                     Warren.kornfeld@moodys.com
                                                                                   --------------------------
Erik Lukacsko - S&P                             (212) 438-2534                     Erik_lukacsko@sandp.com
                                                                                   -----------------------
------------------------------------------------------------------------------------------------------------------------------------









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------

Title of Securities:                              Bond Securitization Asset-Backed Certificates, Series 2003-1.

Underwritten Certificates:                        The Class A-1 and the Class A-2 Certificates (the "Senior Certificates" or "Class
                                                  A Certificates"); and the Class M-1 and the Class M-2 Certificates (the "Mezzanine
                                                  Certificates").



Senior Certificates:                              The Class A-1 and the Class A-2 Certificates.

Mezzanine Certificates:                           The Class M-1 and the Class M-2 Certificates.

Subordinate Certificates:                         The Class B-1 and the Class B-2 Certificates.

Floating Rate Certificates:                       The Class A-1, the Class A-2, the Class M-1, the Class M-2, the Class B-1 and the
                                                  Class B-2 Certificates.


Servicer:                                         Litton Loan Servicing LP, a subsidiary of the Seller.

Seller:                                           Credit-Based Asset Servicing and Securitization LLC ("C-BASS")

Depositor:                                        Bond Securitization, L.L.C.

Trustee:                                          U.S. Bank National Association

Custodian:                                        The Bank of New York

Rating Agencies:                                  Standard & Poor's ("S&P") and Moody's Investors Service ("Moody's")

Lead Underwriter:                                 Banc One Capital Markets, Inc.

Co-Manager:                                       Citigroup Global Markets, Inc. and Morgan Keegan & Company, Inc.

Settlement Date:                                  On or about December [09], 2003.

Delivery:                                         DTC, Euroclear, or Cedel

Distribution Dates:                               25th of each month, or if such day is not a business day, the next succeeding business day, beginning in December 2003.

Cut-off Date:                                     November 1, 2003.
------------------------------------------------------------------------------------------------------------------------------------









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------

Payment Delay:                                    0 days delay.

Day Count:                                        Actual/360.

Servicing Fee:                                    0.625% per annum.

Trustee Fee:                                      0.014% per annum.

Optional Termination Date:                        The Distribution Date on or after which the aggregate principal balance of the
                                                  Mortgage Loans declines to 10% or less of the aggregate Cut-off Date principal balance of the Mortgage Loans.

Denomination:                                     $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:                                The Senior Certificates may be purchased by benefit plans subject to Section 4975 of the Code, and the Class M Certificates may be purchased by insurance company general accounts, in each case, subject to a number of conditions. The Class M
                                                  Certificates may not be otherwise be purchased by such benefit plans.

SMMEA Eligibility:                                The Underwritten Certificates will not be SMMEA eligible.

Tax Status:                                       The Underwritten Certificates will be designated as regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Monthly Servicer Advances:                        The Servicer is required to advance scheduled principal and interest payments (net of the Servicing Fee) that were due during the related collection period that are not received by the related determination date. The Servicer's obligation to make advances on a mortgage loan will continue until the earlier of, the trust no longer owns the mortgage loan, or until liquidation proceeds are received in full.
                                                  Advances are only required to be made to the extent the Servicer deems them to be recoverable from collections or proceeds on the related mortgage loan. The
                                                  Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers'
                                                  and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), or similar state laws.

Mortgage Loans:                                   The Mortgage Loans consist of fixed rate, closed-end Mortgage Loans, secured by
                                                  1st and 2nd lien, level pay mortgages on primarily 1-4 family properties. The collateral information presented herein regarding the Mortgage Pool is as of
                                                  November 1, 2003. Please see "Collateral Description" for additional information.
                                                  The Mortgage Pool will consist of approximately 5,513 fixed rate Mortgage Loans with an aggregate principal balance of approximately $155,006,143.67.

Realized Losses:                                  Losses resulting from the liquidation of defaulted mortgage loans will first reduce the level of excess interest and overcollateralization, if any, for the
                                                  Underwritten Certificates and the Subordinate Certificates. If there is no excess interest or overcollateralization, such losses will be allocated to the Class B-2, the Class B-1, the Class M-2 and then the Class M-1 Certificates in that order.
                                                  The certificate principal balance of the Senior Certificates will not be reduced by remaining losses allocated to the Senior Certificates.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------


Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Special Hazard Losses                             Special Hazard Losses are generally Realized Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the
                                                  Cut-off Date, (ii) two times the amount of the principal balance of the largest
                                                  Mortgage Loan as of the date of determination and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of Arizona as of the date of determination. Such excess losses will be allocated among all the outstanding classes of Mezzanine and
                                                  Subordinate Certificates, pro rata, based on their respective Certificate
                                                  Principal Balances.
------------------------------------------------------------------------------------------------------------------------------------











Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------------------

Credit Enhancement:                               Credit enhancement is provided by excess interest, overcollateralization, and subordination.

                                                  Certificate Credit Enhancement
                                                  ------------------------------

                                                  (1)  The Senior Certificates are enhanced by excess interest, approximately 27.50%
                                                       in subordinated certificates, and the Overcollateralization Amount.

                                                  (2)  The Class M-1 Certificates are enhanced by excess interest, approximately
                                                       17.50% in subordinated certificates, and the Overcollateralization Amount.

                                                  (3)  The Class M-2 Certificates are enhanced by excess interest, approximately
                                                       9.50% in subordinated certificates, and the Overcollateralization Amount.

                                                  (4)  The Class B-1 Certificates are enhanced by excess interest, approximately
                                                       2.75% in subordinated certificates, and the Overcollateralization Amount.

                                                  (5)  The Class B-2 Certificates are enhanced by excess interest and the
                                                       Overcollateralization Amount.

Initial Overcollateralization Amount:             Initial Overcollateralization of the Certificates will be approximately 7.75% of the aggregate initial principal balance of the Mortgage Loans as of the Cut-off
                                                  Date.

Expected Target
Overcollateralization Amount:                     Prior to the Stepdown Date, 11.25% of the aggregate principal balance of the
                                                  Mortgage Loans as of the Cut-off Date. On and after the Stepdown Date, if a
                                                  Trigger Event is not in effect, the greater of (A) 22.50% of the aggregate current principal balance of the Mortgage Loans and (B) the OC Floor. If a Trigger Event
                                                  is in effect, the Target Overcollateralization Amount will be the Target
                                                  Overcollateralization Amount from the previous period.

Overcollateralization Floor:                      For any Distribution Date, the Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate principal balance of the Mortgage Loans as of the
                                                  Cut-off Date.

Overcollateralization Amount:                     On any Distribution Date, the excess, if any, of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate Certificate Principal Balance of all classes of
                                                  Underwritten Certificates and the Subordinate Certificates (after taking into account all distributions of principal on such Distribution Date), but before taking into account any applied realized loss amounts on such distribution date.

Overcollateralization Release Amount:             On any Distribution Date, on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such
                                                  Distribution Date and (y) the excess, if any, of (i) the Overcollateralization
                                                  Amount for such Distribution Date, assuming that 100% of the Principal Remittance
                                                  Amount is applied as a principal payment on the Underwritten Certificates and the
                                                  Subordinate Certificates on such Distribution Date, over (ii) the Target
                                                  Overcollateralization Amount for such Distribution Date. With respect to any
                                                  Distribution Date on which a Trigger Event is in effect, the Overcollateralization
                                                  Release Amount will be zero.

Senior Enhancement Percentage:                    On any Distribution Date, is the percentage obtained by dividing (x) the sum of
                                                  (i) the aggregate certificate principal balance of the Mezzanine and Subordinate
                                                  Certificates and (ii) the Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the balance of the Mortgage Loans as of the last day of the related collection period.

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------------------


Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Stepdown Date:                                    The later to occur of (x) the earlier to occur of (a) the Distribution Date in
                                                  December 2006 and (b) the Distribution Date on which the aggregate principal balance of the Senior Certificates is reduced to zero, and (y) the first
                                                  Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 77.50%.

Target Credit Support Percentage:
                                                          Class            Target Credit Support(*)          After Stepdown Support
                                                          -----            ------------------------          ----------------------
                                                            A                      38.75%                           77.50%
                                                           M-1                     28.75%                           57.50%
                                                           M-2                     20.75%                           41.50%
                                                           B-1                     14.00%                           28.00%
                                                           B-2                     11.25%                           22.50%
                                                  (*)  Includes Expected Target Overcollateralization Amount and expected subordination as of the Settlement Date.

Trigger Event:                                    Is in effect on a Distribution Date if any one of the following conditions exist as of the last day of the immediately preceding collection period:

                                                  i.   The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds 11.00%
                                                       of the Senior Enhancement Percentage; or

                                                  ii.  The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution
                                                       Date:

                                                               Distribution Dates              Cumulative Realized Loss Percentage
                                                               ------------------              -----------------------------------
                                                         December 2006 - November 2007                        6.80%
                                                         December 2007 - November 2008                        10.20%
                                                         December 2008 - November 2009                        13.60%
                                                          December 2009 and thereafter                        17.00%

60+ Day Delinquent Loan:                          Each Mortgage Loan with respect to which any portion of a monthly payment is, as of the last day of the prior collection period, two months, or more past due, each
                                                  Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

Rolling Six Month 60+ Day Delinquent Percentage:  With respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal
                                                  Balance of Mortgage Loans that are 60+ Day Delinquent Loans as of the end of the last day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

------------------------------------------------------------------------------------------------------------------------------------









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------

Pass-Through Rate:                            On each Distribution Date prior to and including the Optional Termination Date, the
                                              Pass-Through Rate for the Certificates will be the lesser of:

                                              (i)  The sum of (a) one-month LIBOR as determined for the related period and (b) the related certificate margin for the applicable class, and

                                              (ii) the Net Rate Cap for such Distribution Date.

                                              On each Distribution Date after the Optional Termination Date, the certificate margin for each class of the Senior Certificates will be equal to 2 times its initial margin.
                                              On each Distribution Date after the Optional Termination Date, the certificate margin on each of the Mezzanine and Subordinate Certificates will be equal to 1.5 times its initial margin.

Interest Accrual:                             Interest will accrue on the Certificates at the applicable Pass-Through Rate. Interest on the Certificates will accrue initially from the Settlement Date to (but excluding)
                                              the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date on an Actual/360 basis.

Net Rate Cap:                                 The Net Rate Cap for any Distribution Date will be a per annum rate equal to the weighted average of the Mortgage Interest Rates (net of the Servicing Fees and Trustee
                                              Fees), weighted on the basis of the aggregate principal balance of the Mortgage Loans as of the first day of the related collection period adjusted for actual/360 day count.

Interest Carry Forward Amount:                As of any Distribution Date, the sum of: (x) the excess, if any, of the accrued certificate interest and any Interest Carry Forward Amount for the prior Distribution
                                              Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date; and (y) interest on such excess at the applicable
                                              Pass-Through Rate on the basis of the related accrual method.

Monthly Excess Interest Amount:               The sum of excess interest collections for a collection period which, in the absence of losses, are not used to pay current interest on the Certificates.

Net Rate Carryover Amount:                    If on any Distribution Date, the Accrued Certificate Interest for any Underwritten or
                                              Subordinate Certificate is based upon the Net Rate Cap, the excess of (i) the amount of interest accrued on such Certificate based on the related Pass-Through Rate
                                              (without regard to the Net Rate Cap), over (ii) the amount of interest accrued on such
                                              Certificate based on the Net Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate (without regard to the Net Rate Cap) on such Offered
                                              Certificates) will be the "Net Rate Carryover Amount." Any Net Rate Carryover Amount
                                              will be paid in the order and priority set forth under "Priority of Distributions -
                                              Interest," on the same or future Distribution Dates from amounts, if any, on deposit in the Basis Risk Reserve Fund.

Basis Risk Reserve Fund:                      The Basis Risk Reserve Fund will be held in trust by the Trustee on behalf of the
                                              Certificateholders and will be funded on the closing date with a deposit of $5,000.
                                              With the exception of this initial deposit, the only source of funds for deposit in the Basis Risk Reserve Fund is Excess Cashflow to the extent, if any, remaining after distribution of amounts set forth in items (i) - (xv) under "Excess Cashflow."

------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                       INTEREST DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------


Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Priority of Distributions - Interest:             Distributions of interest to the Certificates will be made from the interest remittance amount from the Mortgage Loans (net of Servicing Fee) as follows:

                                                  (i)     to the Trustee, the Trustee Fee;

                                                  (ii)    to the Senior Certificates, pro-rata, the accrued certificate interest for such Distribution Date;

                                                  (iii)   to the Senior Certificates, pro-rata, the Interest Carry Forward Amount for such Distribution Date; and

                                                  (iv)    to the Class M-1 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                                  (v)     to the Class M-2 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                                  (vi)    to the Class B-1 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                                  (vii)   to the Class B-2 Certificates, the accrued certificate interest thereon for such Distribution Date; and

                                                  (viii)  the amount, if any, remaining will be distributed as part of the Monthly
                                                          Excess Cashflow.

------------------------------------------------------------------------------------------------------------------------------------

Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

Principal Remittance Amount:                      With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of
                                                  Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection Period: of (i) each payment of principal on a
                                                  Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto, (ii) all full and partial principal prepayments received by the servicer during the related Prepayment Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment Period, (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any
                                                  Substitution Adjustments received on or prior to the previous Determination Date and not yet distributed, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Principal Distribution Amount:                    The sum of (i) the Principal Remittance Amount, less the Overcollateralization
                                                  Release Amount, if any, and (ii) the lesser of (a) the Monthly Excess Interest
                                                  Amount for such Distribution Date and (b) the amount, if any, by which the Target
                                                  Overcollateralization Amount exceeds the Overcollateralization Amount for such
                                                  Distribution Date.

Senior Principal Distribution Amount:             As of any Distribution Date prior to the Stepdown Date and on any Distribution
                                                  Date thereafter on which the Trigger Event is in effect, the Senior Principal
                                                  Distribution Amount will equal 100% of the Principal Distribution Amount.

                                                  As of any Distribution Date on or after the Stepdown Date and as long as a Trigger
                                                  Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such
                                                  Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                                  22.50% and (ii) the outstanding aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period and (B) the excess of the outstanding aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

------------------------------------------------------------------------------------------------------------------------------------


Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

Class M-1 Principal Distribution Amount:          With respect to any Distribution Date, (i) prior to the Stepdown Date and on any
                                                  Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution
                                                  Amount if the Senior Certificates have been reduced to zero; and (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (x) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution
                                                  Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such
                                                  Distribution Date over (y) the lesser of (a) approximately 42.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the
                                                  OC Floor.

Class M-2 Principal Distribution Amount:          With respect to any Distribution Date, (i) prior to the Stepdown Date and on any
                                                  Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates and the Class M-1 Certificates remain outstanding; 100%
                                                  of the Principal Distribution Amount if the Senior Certificates and Class M-1
                                                  Certificates have been reduced to zero; and (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (x) the sum of (a)
                                                  the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1 Certificates after distribution of the Senior Principal Distribution
                                                  Amount and Class M-1 Principal Distribution Amount on the related Distribution
                                                  Date and (b) the outstanding certificate principal balance of the Class M-2
                                                  Certificates over (y) the lesser of (a) approximately 58.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                                                  Collection Period and (b) the outstanding aggregate principal balance of the
                                                  Mortgage Loans on the last day of the related Collection Period minus the OC
                                                  Floor.

------------------------------------------------------------------------------------------------------------------------------------









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

Class B-1 Principal Distribution Amount:          With respect to any Distribution Date, (i) prior to the Stepdown Date and on any
                                                  Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates, the Class M-1 and the Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates,
                                                  the Class M-1 and the Class M-2 Certificates have been reduced to zero; and (ii)
                                                  following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1 and the Class M-2 Certificates
                                                  after distribution of the Senior Principal Distribution Amount, the Class M-1 and
                                                  the Class M-2 Principal Distribution Amounts on the related Distribution Date and
                                                  (b) the outstanding certificate principal balance of the Class B-1 Certificates over (y) the lesser of (a) approximately 72.00% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection
                                                  Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

Class B-2 Principal Distribution Amount:          With respect to any Distribution Date, (i) prior to the Stepdown Date and on any
                                                  Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates, the Class M-1, the Class M-2 and the Class B-1
                                                  Certificates remain outstanding; 100% of the Principal Distribution Amount if the
                                                  Senior Certificates, the Class M-1, the Class M-2 and the Class B-1 Certificates
                                                  have been reduced to zero; and (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (x) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class
                                                  M-1, the Class M-2 and the Class B-1 Certificates after distribution of the Senior
                                                  Principal Distribution Amount, the Class M-1, the Class M-2 and the Class B-1
                                                  Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-2 Certificates over (y)
                                                  the lesser of (a) approximately 77.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and
                                                  (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

------------------------------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------


Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

Priority of Distributions - Principal:            With respect to each Distribution Date (a) before the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                                       first, to the Senior Certificates as set forth below;

                                                       second, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                                       third, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                                       fourth, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                                       fifth, to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                                                       sixth, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.

                                                  With respect to each Distribution Date (a) on or after the Stepdown Date or (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                                       first, to the Senior Certificates until, the Senior Principal Distribution
                                                       Amount as set forth below;

                                                       second, to the Class M-1 Certificates, the Class M-1 Principal Distribution
                                                       Amount until the Certificate Principal Balance thereof has been reduced to zero;

                                                       third, to the Class M-2 Certificates, the Class M-2 Principal Distribution
                                                       Amount until the Certificate Principal Balance thereof has been reduced to zero;

                                                       fourth, to the Class B-1 Certificates, the Class B-1 Principal Distribution
                                                       Amount until the Certificate Principal Balance thereof has been reduced to zero;

                                                       fifth, to the Class B-2 Certificates, the Class B-2 Principal Distribution
                                                       Amount until the Certificate Principal Balance thereof has been reduced to zero;

                                                       sixth, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.

                                                  Distributions of principal to the Senior Certificates shall be made sequentially, in the following order:

                                                       (i)  to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

                                                       (ii) to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                                  Notwithstanding the foregoing order of priority, on any Distribution Date on which the Certificate Principal Balance of the Senior Certificates is equal to or greater than the aggregate principal balance of the Mortgage Loans, any amount in respect of principal to be distributed to the Senior Certificates will be distributed pro rata and not sequentially.

------------------------------------------------------------------------------------------------------------------------------------


Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           EXCESS CASHFLOW
------------------------------------------------------------------------------------------------------------------------------------

Excess Cashflow:                                  On any Distribution Date, the sum of the Monthly Excess Interest Amount, the
                                                  Overcollateralization Release Amount and any portion of the Principal Distribution
                                                  Amount (without duplication) remaining after principal distributions on the
                                                  Certificates will be applied in the following order of priority:

                                                  (i)    to fund any remaining applicable Accrued Certificate Interest for such
                                                         Distribution Date, to the Senior Certificates, pro-rata;

                                                  (ii)   to fund the remaining Interest Carry Forward Amount, if any, to the Senior
                                                         Certificates, pro-rata;

                                                  (iii)  to fund the extra principal distribution amount for such Distribution Date to the extent of the excess, if any, of the Overcollateralization Amount over the Targeted Overcollateralization Amount for such Distribution Date;

                                                  (iv)   to fund any remaining Accrued Certificate Interest for such Distribution
                                                         Date to the Class M-1 Certificates;

                                                  (v)    to fund the Interest Carry Forward Amount for the Class M-1 Certificates,
                                                         if any;

                                                  (vi)   to fund the related Class M-1 Realized Loss Amortization Amount for such
                                                         Distribution Date;

                                                  (vii)  to fund any remaining Accrued Certificate Interest for such Distribution
                                                         Date to the Class M-2 Certificates;

                                                  (viii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates,
                                                         if any;

                                                  (ix)   to fund the Class M-2 Realized Loss Amortization Amount for such
                                                         Distribution Date;

                                                  (x)    to fund any remaining Accrued Certificate Interest for such Distribution
                                                         Date to the Class B-1 Certificates;

                                                  (xi)   to fund the Interest Carry Forward Amount for the Class B-1 Certificates,
                                                         if any;

                                                  (xii)  to fund the Class B-1 Realized Loss Amortization Amount for such
                                                         Distribution Date;

                                                  (xiii) to fund any remaining Accrued Certificate Interest for such Distribution
                                                         Date to the Class B-2 Certificates;

                                                  (xiv)  to fund the Interest Carry Forward Amount for the Class B-2 Certificates,
                                                         if any;

                                                  (xv)   to fund the Class B-2 Realized Loss Amortization Amount for such
                                                         Distribution Date;

                                                  (xvi)  to fund the Basis Risk Reserve Fund, to fund up to the Net Rate Carryover
                                                         Amount for such Distribution Date; if any, and

                                                  (xvii) to fund distributions to the holders of the Class X and Class R
                                                         Certificates in the amounts specified in the Pooling and Servicing
                                                         Agreement.

------------------------------------------------------------------------------------------------------------------------------------









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                    Bond Securitization Asset Backed Certificates, Series 2003-1
                                            Mortgage Loan Characteristics Summary Report

Summary                                                                             Total              Minimum             Maximum
                                                                                    -----              -------             -------
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Actual Outstanding Principal Balance                            $155,006,143.67
Number of Mortgage Loans                                                            5,513
Average Actual Outstanding Principal Balance                                   $28,116.48            $2,240.86         $248,090.37
Average Original Principal Balance                                             $31,865.59            $5,087.00         $250,000.00
(1) Weighted Average Original Combined Loan-to-Value Ratio                        91.780%               6.061%            121.337%
(1) Weighted Average Mortgage Interest Rate                                        9.983%               5.730%             16.250%
(1) Weighted Average Original Term to Maturity (months)                               184                   36                 410
(1) Weighted Average Remaining Term to Maturity (months)                              154                    1                 360
(1) (2) Weighted Average FICO Score                                                   557                  403                 797
------------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Weighted Average based upon all available FICO scores; 99.23% of the Mortgage Loans have FICO Scores.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Percent of Aggregate
                                                                                                      Actual Outstanding
                                                          Range                                        Principal Balance
                                                          -----                                      --------------------
Product Type                                              Fully Amortizing                                        100.00%
                                                          Balloon Payment                                           0.00%

Lien                                                      First                                                    14.36%
                                                          Second                                                   85.64%

Geographic Distribution (States > 5%)                     Michigan                                                 11.77%
                                                          Illinois                                                  9.65%
                                                          Ohio                                                      8.57%
                                                          Arizona                                                   8.53%
                                                          Texas                                                     8.29%
                                                          Indiana                                                   6.91%
                                                          Louisiana                                                 6.87%

Largest Zip Code Concentration                            85234                                                     0.29%


------------------------------------------------------------------------------------------------------------------------------------









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                     Remaining Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of           Average
                                           Number of        Aggregate Outstanding   Loans by Principal       Outstanding
     Remaining Principal Balance          Receivables         Principal Balance           Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
$2,240.86 to $2,500.00                                1                   $2,240.86               0.00%            $2,240.86
$2,500.01 to $5,000.00                               56                  255,095.72               0.16%             4,555.28
$5,000.01 to $10,000.00                             739                5,661,383.70               3.65%             7,660.87
$10,000.01 to $15,000.00                            859               10,963,206.17               7.07%            12,762.75
$15,000.01 to $25,000.00                          1,543               30,660,094.37              19.78%            19,870.44
$25,000.01 to $35,000.00                            946               27,993,340.84              18.06%            29,591.27
$35,000.01 to $50,000.00                            745               31,101,766.54              20.06%            41,747.34
$50,000.01 to $75,000.00                            397               24,037,529.09              15.51%            60,547.93
$75,000.01 to $100,000.00                           125               10,637,055.93               6.86%            85,096.45
$100,000.01 to $125,000.00                           47                5,293,605.11               3.42%           112,629.90
$125,000.01 to $150,000.00                           35                4,687,432.53               3.02%           133,926.64
$150,000.01 to $175,000.00                            9                1,466,040.90               0.95%           162,893.43
$175,000.01 to $200,000.00                            7                1,320,142.34               0.85%           188,591.76
$200,000.01 to $225,000.00                            2                  431,095.40               0.28%           215,547.70
$225,000.01 to $248,090.37                            2                 $496,114.17               0.32%          $248,057.09
------------------------------------------------------------------------------------------------------------------------------------
                                                  5,513             $155,006,143.67             100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                        Weighted Average     Weighted Average       Average       Weighted Average
     Remaining Principal Balance          Gross WAC      Remaining Term            Age           Current FICO      Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
$2,240.86 to $2,500.00                         13.820%          5                   45                552              67.49%
$2,500.01 to $5,000.00                          9.919%         27                   47                542              87.50%
$5,000.01 to $10,000.00                        10.279%         68                   36                557              91.71%
$10,000.01 to $15,000.00                       10.198%         97                   34                557              92.78%
$15,000.01 to $25,000.00                       10.258%         121                  32                558              92.80%
$25,000.01 to $35,000.00                       10.167%         143                  31                557              92.62%
$35,000.01 to $50,000.00                       10.011%         163                  30                552              91.86%
$50,000.01 to $75,000.00                        9.864%         183                  28                555              89.89%
$75,000.01 to $100,000.00                       9.595%         199                  25                559              89.73%
$100,000.01 to $125,000.00                      9.264%         213                  20                568              91.40%
$125,000.01 to $150,000.00                      8.913%         230                  23                571              91.13%
$150,000.01 to $175,000.00                      9.028%         260                  22                565              92.78%
$175,000.01 to $200,000.00                     10.117%         256                  23                559              94.77%
$200,000.01 to $225,000.00                      8.945%         215                  27                571              86.82%
$225,000.01 to $248,090.37                      7.850%         287                  14                539              97.53%
------------------------------------------------------------------------------------------------------------------------------------
                                                9.983%         154                  30                557              91.78%









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------


                                                     Original Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Percentage of           Average
                                           Number of        Aggregate Outstanding   Loans by Principal       Outstanding
     Original Principal Balance           Receivables         Principal Balance           Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
$5,087.00 to $10,000.00                           314            $2,186,115.33                1.41%            $6,962.15
$10,000.01 to $15,000.00                          729             7,469,888.84                4.82%            10,246.76
$15,000.01 to $25,000.00                        1,686            28,332,309.70               18.28%            16,804.45
$25,000.01 to $35,000.00                        1,123            28,866,178.86               18.62%            25,704.52
$35,000.01 to $50,000.00                          895            33,471,218.53               21.59%            37,398.01
$50,000.01 to $75,000.00                          494            27,219,980.81               17.56%            55,101.18
$75,000.01 to $100,000.00                         158            12,801,030.26                8.26%            81,019.18
$100,000.01 to $125,000.00                         50             5,276,763.54                3.40%           105,535.27
$125,000.01 to $150,000.00                         38             4,813,703.31                3.11%           126,676.40
$150,000.01 to $175,000.00                         12             1,840,388.39                1.19%           153,365.70
$175,000.01 to $200,000.00                          8             1,462,363.28                0.94%           182,795.41
$200,000.01 to $225,000.00                          4               770,088.65                0.50%           192,522.16
$225,000.01 to $250,000.00                          2              $496,114.17                0.32%          $248,057.09
------------------------------------------------------------------------------------------------------------------------------------
                                                5,513          $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                        Weighted Average     Weighted Average       Average       Weighted Average
     Original Principal Balance           Gross WAC      Remaining Term            Age           Current FICO      Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
$5,087.00 to $10,000.00                    10.203%              88                  26                560              92.23%
$10,000.01 to $15,000.00                   10.243%              99                  29                561              92.78%
$15,000.01 to $25,000.00                   10.307%              118                 32                558              92.92%
$25,000.01 to $35,000.00                   10.204%              137                 31                556              92.87%
$35,000.01 to $50,000.00                   10.053%              155                 31                554              91.98%
$50,000.01 to $75,000.00                    9.857%              173                 30                554              89.98%
$75,000.01 to $100,000.00                   9.616%              196                 27                556              89.90%
$100,000.01 to $125,000.00                  9.164%              203                 19                568              90.45%
$125,000.01 to $150,000.00                  9.227%              235                 25                568              93.08%
$150,000.01 to $175,000.00                  8.815%              223                 22                589              88.56%
$175,000.01 to $200,000.00                  9.944%              232                 24                559              93.58%
$200,000.01 to $225,000.00                  8.693%              224                 34                540              86.63%
$225,000.01 to $250,000.00                  7.850%              287                 14                539              97.53%
------------------------------------------------------------------------------------------------------------------------------------
                                            9.983%              154                 30                557              91.78%









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                        Current Interest Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                         Number of       Aggregate Outstanding    Loans by Principal       Outstanding
       Current Interest Rate            Receivables        Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
5.730% to 5.999%                                 4               $343,784.99                0.22%           $85,946.25
6.000% to 6.499%                                16                425,832.25                0.27%            26,614.52
6.500% to 6.999%                                24              1,243,815.14                0.80%            51,825.63
7.000% to 7.499%                                79              3,382,492.40                2.18%            42,816.36
7.500% to 7.999%                               206              7,757,015.96                5.00%            37,655.42
8.000% to 8.499%                               330             10,602,373.75                6.84%            32,128.41
8.500% to 8.999%                               528             16,976,785.03               10.95%            32,153.00
9.000% to 9.499%                               570             16,961,467.49               10.94%            29,756.96
9.500% to 9.999%                               692             18,163,183.88               11.72%            26,247.38
10.000% to 10.499%                             695             18,959,318.68               12.23%            27,279.60
10.500% to 10.999%                             808             20,039,464.44               12.93%            24,801.32
11.000% to 11.499%                             648             15,401,785.74                9.94%            23,768.19
11.500% to 11.999%                             481             13,487,518.87                8.70%            28,040.58
12.000% to 12.499%                             248              6,597,718.39                4.26%            26,603.70
12.500% to 12.999%                             114              3,233,456.30                2.09%            28,363.65
13.000% to 13.499%                              32                708,452.03                0.46%            22,139.13
13.500% to 13.999%                              16                301,216.48                0.19%            18,826.03
14.000% to 14.499%                               9                186,892.74                0.12%            20,765.86
14.500% to 14.999%                               8                106,132.31                0.07%            13,266.54
15.000% to 15.499%                               3                 84,562.83                0.05%            28,187.61
15.500% to 15.999%                               1                 31,713.54                0.02%            31,713.54
16.000% to 16.250%                               1                $11,160.43                0.01%           $11,160.43
------------------------------------------------------------------------------------------------------------------------------------
                                             5,513           $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                       Weighted Average       Weighted     Weighted Average   Weighted Average
       Current Interest Rate            Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
5.730% to 5.999%                          5.839%               156                9                593              80.62%
6.000% to 6.499%                          6.126%               170                21               587              86.15%
6.500% to 6.999%                          6.693%               225                12               574              79.18%
7.000% to 7.499%                          7.267%               191                23               555              77.42%
7.500% to 7.999%                          7.740%               155                25               567              84.87%
8.000% to 8.499%                          8.232%               164                23               568              88.91%
8.500% to 8.999%                          8.721%               161                29               562              89.27%
9.000% to 9.499%                          9.205%               161                28               563              91.67%
9.500% to 9.999%                          9.741%               138                31               553              92.88%
10.000% to 10.499%                       10.242%               156                26               558              93.68%
10.500% to 10.999%                       10.740%               145                32               555              93.76%
11.000% to 11.499%                       11.221%               139                32               551              94.80%
11.500% to 11.999%                       11.713%               162                35               549              94.85%
12.000% to 12.499%                       12.197%               151                37               553              94.34%
12.500% to 12.999%                       12.701%               167                39               539              94.18%
13.000% to 13.499%                       13.211%               146                47               536              90.15%
13.500% to 13.999%                       13.747%               136                49               517              74.75%
14.000% to 14.499%                       14.276%               152                40               517              83.37%
14.500% to 14.999%                       14.660%               117                64               574              90.82%
15.000% to 15.499%                       15.188%               165                40               521              81.08%
15.500% to 15.999%                       15.750%               28                217               571             100.00%
16.000% to 16.250%                       16.250%               25                 95               524              89.49%
------------------------------------------------------------------------------------------------------------------------------------
                                          9.983%               154                30               557              91.78%









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                            Original Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Percentage of        Average
                                                               Aggregate Outstanding Principal       Loans by         Outstanding
            Original Term             Number of Receivables                Balance               Principal Balance Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
25 - 36                                                   9                         $71,546.75              0.05%         $7,949.64
37 - 48                                                  25                         217,839.62              0.14%          8,713.58
49 - 60                                                 227                       2,317,678.56              1.50%         10,210.04
61 - 72                                                 228                       2,241,268.08              1.45%          9,830.12
73 - 84                                                  95                       1,454,984.90              0.94%         15,315.63
85 - 96                                                  89                       1,572,658.74              1.01%         17,670.32
97 - 108                                                 30                         570,726.97              0.37%         19,024.23
109 - 120                                             1,309                      26,653,171.70             17.19%         20,361.48
121 - 180                                             1,494                      37,362,029.72             24.10%         25,008.05
181 - 240                                             1,312                      47,359,938.71             30.55%         36,097.51
241 - 360                                               683                      33,924,934.67             21.89%         49,670.48
Greater Than 360                                         12                      $1,259,365.25              0.81%       $104,947.10
------------------------------------------------------------------------------------------------------------------------------------
                                                      5,513                    $155,006,143.67            100.00%        $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted       Weighted
                                                                Weighted Average    Weighted        Average         Average
            Original Term                          Gross WAC     Remaining Term    Average Age    Current FICO   Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
25 - 36                                                9.083%         24              12             578           91.61%
37 - 48                                                9.318%         31              15             564           86.78%
49 - 60                                                9.541%         40              20             572           90.83%
61 - 72                                               10.088%         33              31             554           89.97%
73 - 84                                                9.804%         55              26             563           87.28%
85 - 96                                                9.926%         59              30             571           90.84%
97 - 108                                               9.729%         69              33             558           91.29%
109 - 120                                              9.621%         96              24             565           91.81%
121 - 180                                             10.099%         111             33             556           91.43%
181 - 240                                             10.020%         186             31             558           91.96%
241 - 360                                             10.192%         222             30             548           92.36%
Greater Than 360                                       8.369%         351             23             552           92.33%
------------------------------------------------------------------------------------------------------------------------------------
                                                       9.983%         154             30             557           91.78%
*Original Term inclusive of extensions and modifications to the original loan term









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                            Remaining Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                        Number of        Aggregate Outstanding    Loans by Principal       Outstanding
          Remaining Term               Receivables         Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                                          39                $207,759.81                0.13%            $5,327.17
13 - 24                                        128               1,027,077.08                0.66%             8,024.04
25 - 36                                        198               1,998,798.36                1.29%            10,094.94
37 - 48                                        220               2,621,761.59                1.69%            11,917.10
49 - 60                                        155               2,200,662.83                1.42%            14,197.82
61 - 72                                        229               4,275,135.34                2.76%            18,668.71
73 - 84                                        592              11,401,235.64                7.36%            19,258.84
85 - 96                                        639              14,338,717.49                9.25%            22,439.31
97 - 108                                       639              15,601,940.75               10.07%            24,416.18
109 - 120                                      417               9,590,310.76                6.19%            22,998.35
121 - 180                                      865              28,595,040.32               18.45%            33,057.85
181 - 240                                    1,349              58,771,849.02               37.92%            43,566.97
241 - 360                                       43              $4,375,854.68                2.82%          $101,764.06
------------------------------------------------------------------------------------------------------------------------------------
                                             5,513            $155,006,143.67              100.00%           $28,116.48



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                            Weighted Average       Weighted     Average Current    Weighted Average
          Remaining Term                    Gross WAC        Remaining Term      Average Age          FICO          Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                                         9.425%               10                 56              553               90.13%
13 - 24                                       10.224%               19                 50              543               89.02%
25 - 36                                       10.539%               31                 43              552               90.23%
37 - 48                                        9.931%               43                 33              560               91.29%
49 - 60                                        9.880%               54                 35              562               87.28%
61 - 72                                        9.093%               68                 44              566               89.03%
73 - 84                                       10.648%               79                 43              550               92.02%
85 - 96                                       10.427%               91                 31              550               92.70%
97 - 108                                       9.380%              102                 23              564               91.28%
109 - 120                                      9.071%              113                 28              566               89.80%
121 - 180                                     10.166%              150                 32              555               91.90%
181 - 240                                     10.148%              214                 27              557               92.52%
241 - 360                                      8.189%              349                 14              554               90.34%
------------------------------------------------------------------------------------------------------------------------------------
                                               9.983%              154                 30              557               91.78%









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                           Origination Date

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                         Number of       Aggregate Outstanding    Loans by Principal       Outstanding
         Origination Date               Receivables        Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
1985                                                1                 $31,713.54                0.02%           $31,713.54
1988                                                1                   5,560.83                0.00%             5,560.83
1991                                                2                  23,035.93                0.01%            11,517.97
1992                                                1                   6,775.22                0.00%             6,775.22
1993                                                4                  79,430.32                0.05%            19,857.58
1994                                               21                 350,536.85                0.23%            16,692.23
1995                                               28                 408,016.59                0.26%            14,572.02
1996                                               58                 859,735.57                0.55%            14,823.03
1997                                              130               2,684,837.99                1.73%            20,652.60
1998                                              192               4,567,290.37                2.95%            23,787.97
1999                                              769              19,818,520.18               12.79%            25,771.81
2000                                            1,213              30,597,869.73               19.74%            25,224.95
2001                                            1,425              42,836,078.20               27.64%            30,060.41
2002                                            1,278              40,713,475.53               26.27%            31,857.18
2003                                              390              12,023,266.82                7.76%            30,828.89
------------------------------------------------------------------------------------------------------------------------------------
                                                5,513            $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                           Weighted Average       Weighted     Weighted Average   Weighted Average
         Origination Date                   Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
1985                                             15.750%          28                217               571             100.00%
1988                                             12.500%           2                181               561             100.00%
1991                                             10.594%          40                147               489              86.27%
1992                                             11.000%          49                132               N/A             100.00%
1993                                              9.442%          92                123               603              98.46%
1994                                              8.607%          69                108               537              81.44%
1995                                             11.431%          62                 98               512              91.06%
1996                                             10.257%          75                 86               534              88.46%
1997                                             10.091%          104                73               548              86.24%
1998                                              9.327%          121                62               554              87.01%
1999                                              9.763%          134                50               545              90.80%
2000                                             11.331%          139                39               545              92.71%
2001                                             10.165%          153                26               552              92.47%
2002                                              9.229%          179                15               570              91.99%
2003                                              8.999%          184                6                585              91.50%
------------------------------------------------------------------------------------------------------------------------------------
                                                  9.983%          154                30               557              91.78%









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                            Maturity Date

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                        Number of        Aggregate Outstanding    Loans by Principal       Outstanding
          Maturity Date                Receivables         Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
2003                                              3                 $11,877.30                0.01%            $3,959.10
2004                                             59                 354,277.49                0.23%             6,004.70
2005                                            147               1,269,999.86                0.82%             8,639.45
2006                                            197               2,081,611.42                1.34%            10,566.56
2007                                            215               2,584,006.06                1.67%            12,018.63
2008                                            140               2,145,473.10                1.38%            15,324.81
2009                                            303               5,683,765.90                3.67%            18,758.30
2010                                            611              12,142,242.29                7.83%            19,872.74
2011                                            678              15,834,109.04               10.22%            23,354.14
2012                                            597              14,114,682.92                9.11%            23,642.68
2013                                            331               7,799,664.85                5.03%            23,563.94
2014                                            188               5,398,453.29                3.48%            28,715.18
2015                                            193               6,160,686.37                3.97%            31,920.65
2016                                            201               7,030,397.99                4.54%            34,977.10
2017                                            205               7,393,087.64                4.77%            36,063.84
2018                                             57               2,151,976.42                1.39%            37,753.97
2019                                            150               6,052,487.39                3.90%            40,349.92
2020                                            282              11,621,411.78                7.50%            41,210.68
2021                                            406              17,943,007.32               11.58%            44,194.60
2022                                            369              17,098,510.76               11.03%            46,337.43
2023                                            138               5,758,559.80                3.72%            41,728.69
2024                                              1                  24,764.65                0.02%            24,764.65
2029                                              1                  15,019.19                0.01%            15,019.19
2032                                             29               3,115,742.03                2.01%           107,439.38
2033                                             12               1,220,328.81                0.79%           101,694.07
------------------------------------------------------------------------------------------------------------------------------------
                                              5,513            $155,006,143.67              100.00%           $28,116.48



------------------------------------------------------------------------------------------------------------------------------------
                                                            Weighted Average       Weighted     Weighted Average   Weighted Average
          Maturity Date                      Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
2003                                            11.216%               2                125               551              89.07%
2004                                             9.544%              12                 54               547              87.82%
2005                                            10.668%              22                 48               542              91.51%
2006                                            10.270%              34                 42               555              89.58%
2007                                             9.868%              45                 33               563              91.12%
2008                                             9.856%              57                 35               559              86.44%
2009                                             9.333%              71                 46               560              90.25%
2010                                            10.831%              81                 40               549              92.03%
2011                                            10.084%              94                 29               553              92.21%
2012                                             9.269%              105                22               565              90.93%
2013                                             9.103%              115                33               566              89.79%
2014                                             9.412%              130                52               541              91.69%
2015                                            11.527%              141                41               545              93.48%
2016                                            10.527%              153                28               547              92.40%
2017                                             9.518%              165                15               575              91.06%
2018                                             9.376%              176                26               577              88.82%
2019                                             9.742%              191                50               552              89.78%
2020                                            11.405%              202                39               544              92.99%
2021                                            10.495%              214                27               550              93.09%
2022                                             9.432%              225                15               566              93.12%
2023                                             9.196%              234                7                587              92.11%
2024                                            10.350%              244                18               551              76.08%
2029                                            12.750%              314                3                525              90.69%
2032                                             8.227%              348                15               550              91.18%
2033                                             7.993%              355                13               564              88.47%
------------------------------------------------------------------------------------------------------------------------------------
                                                 9.983%              154                30               557              91.78%


                                                          Delinquency Status


Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                         Number of       Aggregate Outstanding    Loans by Principal       Outstanding
    Current Delinquency Status          Receivables        Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
Current                                        4,981            $136,797,229.69               88.25%           $27,463.81
30 DPD                                           482              16,133,299.02               10.41%            33,471.57
60 DPD                                            50              $2,075,614.96                1.34%           $41,512.30
------------------------------------------------------------------------------------------------------------------------------------
                                               5,513            $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                             Weighted Average       Weighted     Weighted Average  Weighted Average
    Current Delinquency Status                Gross WAC       Remaining Term      Average Age      Current FICO      Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
Current                                           10.002%          153                29               561             92.56%
30 DPD                                             9.915%          161                33               528             86.36%
60 DPD                                             9.251%          199                28               533             82.50%
------------------------------------------------------------------------------------------------------------------------------------
                                                   9.983%          154                30               557             91.78%


                                                             Current FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                         Number of       Aggregate Outstanding    Loans by Principal       Outstanding
           Current FICO                 Receivables        Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
N/A                                               38              $1,194,069.79                0.77%           $31,422.89
403 to 500                                       725              20,988,950.33               13.54%            28,950.28
501 to 520                                       703              20,093,339.44               12.96%            28,582.28
521 to 540                                       791              21,366,589.86               13.78%            27,012.12
541 to 560                                       775              21,131,092.88               13.63%            27,265.93
561 to 580                                       717              19,244,407.44               12.42%            26,840.18
581 to 600                                       811              23,754,749.33               15.33%            29,290.69
601 to 620                                       385              10,763,524.84                6.94%            27,957.21
621 to 640                                       265               7,236,007.57                4.67%            27,305.69
641 to 660                                       167               4,796,936.37                3.09%            28,724.17
661 to 680                                        88               2,704,551.84                1.74%            30,733.54
681 to 700                                        24                 733,849.61                0.47%            30,577.07
701 to 720                                        12                 636,872.15                0.41%            53,072.68
721 to 740                                         4                 148,327.77                0.10%            37,081.94
741 to 760                                         4                  86,237.74                0.06%            21,559.44
761 to 780                                         2                  70,867.56                0.05%            35,433.78
781 to 797                                         2                 $55,769.15                0.04%           $27,884.58
------------------------------------------------------------------------------------------------------------------------------------
                                               5,513            $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                                                        Weighted Average       Weighted     Average Current    Weighted Average
           Current FICO                 Gross WAC        Remaining Term      Average Age          FICO          Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
N/A                                          9.612%          157                 35              N/A               84.93%
403 to 500                                  10.208%          157                 34              483               88.46%
501 to 520                                  10.176%          153                 34              511               90.34%
521 to 540                                  10.148%          153                 32              530               92.22%
541 to 560                                   9.988%          148                 32              550               91.97%
561 to 580                                   9.897%          151                 27              571               93.27%
581 to 600                                   9.771%          157                 25              591               93.14%
601 to 620                                   9.797%          157                 27              611               93.04%
621 to 640                                   9.892%          153                 28              630               93.41%
641 to 660                                  10.062%          157                 24              649               93.98%
661 to 680                                   9.794%          168                 24              670               92.15%
681 to 700                                   8.906%          157                 19              687               92.61%
701 to 720                                   8.365%          202                 19              711               92.45%
721 to 740                                   8.690%          164                 44              726               88.94%
741 to 760                                   9.677%           88                 53              746               80.25%
761 to 780                                   8.177%          147                 17              767               58.49%
781 to 797                                   7.070%          187                 19              796               69.51%
------------------------------------------------------------------------------------------------------------------------------------
                                             9.983%          154                 30              557               91.78%
(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


                                                            Original CLTV


Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                         Number of       Aggregate Outstanding    Loans by Principal       Outstanding
       Original Combined LTV            Receivables        Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
6.061% to 10.000%                                  3                $32,653.12                0.02%           $10,884.37
10.001% to 15.000%                                 7                137,943.60                0.09%            19,706.23
15.001% to 20.000%                                15                176,045.40                0.11%            11,736.36
20.001% to 25.000%                                 7                192,436.61                0.12%            27,490.94
25.001% to 30.000%                                 9                233,364.75                0.15%            25,929.42
30.001% to 35.000%                                14                375,141.91                0.24%            26,795.85
35.001% to 40.000%                                15                355,243.70                0.23%            23,682.91
40.001% to 45.000%                                18                485,795.53                0.31%            26,988.64
45.001% to 50.000%                                26              1,038,439.52                0.67%            39,939.98
50.001% to 55.000%                                30                868,321.13                0.56%            28,944.04
55.001% to 60.000%                                30                738,078.33                0.48%            24,602.61
60.001% to 65.000%                                50              1,871,007.91                1.21%            37,420.16
65.001% to 70.000%                                58              2,419,213.86                1.56%            41,710.58
70.001% to 75.000%                                46              1,688,616.71                1.09%            36,709.06
75.001% to 80.000%                               166              6,430,301.28                4.15%            38,736.75
80.001% to 85.000%                               222              7,137,471.36                4.60%            32,150.77
85.001% to 90.000%                               881             23,229,110.75               14.99%            26,366.75
90.001% to 95.000%                               929             23,943,669.78               15.45%            25,773.60
95.001% to 100.000%                            2,840             79,564,697.69               51.33%            28,015.74
100.001% to 105.000%                             125              3,722,256.11                2.40%            29,778.05
105.001% to 110.000%                              16                251,403.28                0.16%            15,712.71
110.001% to 115.000%                               3                 49,208.48                0.03%            16,402.83
115.001% to 120.000%                               1                 32,553.63                0.02%            32,553.63
120.001% to 121.337%                               2                $33,169.23                0.02%           $16,584.62
------------------------------------------------------------------------------------------------------------------------------------
                                               5,513           $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                             Weighted Average       Weighted     Weighted Average   Weighted Average
       Original Combined LTV                  Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
6.061% to 10.000%                                 8.497%            78                   53               560               6.57%
10.001% to 15.000%                                8.861%            127                  24               612              13.61%
15.001% to 20.000%                                9.701%            81                   40               539              17.27%
20.001% to 25.000%                                7.461%            99                   43               594              21.47%
25.001% to 30.000%                                9.668%            118                  45               512              26.20%
30.001% to 35.000%                                8.339%            97                   58               548              31.68%
35.001% to 40.000%                                9.258%            134                  34               546              37.68%
40.001% to 45.000%                                9.382%            154                  42               534              42.83%
45.001% to 50.000%                                8.518%            157                  28               546              47.67%
50.001% to 55.000%                                9.189%            139                  35               524              52.30%
55.001% to 60.000%                                9.250%            120                  40               535              57.87%
60.001% to 65.000%                                9.148%            147                  35               533              62.48%
65.001% to 70.000%                                9.586%            182                  34               530              67.84%
70.001% to 75.000%                                8.859%            140                  30               540              72.66%
75.001% to 80.000%                                9.451%            161                  33               527              78.58%
80.001% to 85.000%                                9.051%            165                  31               545              83.75%
85.001% to 90.000%                                9.717%            151                  26               565              87.52%
90.001% to 95.000%                               10.155%            149                  28               562              92.60%
95.001% to 100.000%                              10.251%            155                  30               559              98.74%
100.001% to 105.000%                              9.966%            191                  39               571             100.58%
105.001% to 110.000%                              9.974%            74                   73               520             107.23%
110.001% to 115.000%                             10.086%            81                   59               511             111.80%
115.001% to 120.000%                              9.250%            111                  70               483             116.04%
120.001% to 121.337%                              9.691%            101                  59               538             121.10%
------------------------------------------------------------------------------------------------------------------------------------
                                                  9.983%            154                  30               557              91.78%





Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                             Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                         Number of       Aggregate Outstanding    Loans by Principal       Outstanding
           Loan Purpose                 Receivables        Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
Cash Out                                      5,418            $152,260,569.93               98.23%           $28,102.73
Purchase                                         65               1,637,036.44                1.06%            25,185.18
Refinance                                        30              $1,108,537.30                0.72%           $36,951.24
------------------------------------------------------------------------------------------------------------------------------------
                                              5,513            $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                             Weighted Average       Weighted     Weighted Average   Weighted Average
           Loan Purpose                       Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
Cash Out                                          9.986%            154                30               557              91.81%
Purchase                                         10.301%            132                61               549              86.81%
Refinance                                         9.123%            213                19               567              95.27%
------------------------------------------------------------------------------------------------------------------------------------
                                                  9.983%            154                30               557              91.78%


                                                          Interest Rate Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                         Number of       Aggregate Outstanding    Loans by Principal       Outstanding
           Fixed/Float                  Receivables        Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
Fixed                                         5,513            $155,006,143.67              100.00%           $28,116.48
------------------------------------------------------------------------------------------------------------------------------------
                                              5,513            $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                             Weighted Average       Weighted     Weighted Average   Weighted Average
           Fixed/Float                        Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed                                             9.983%          154                  30               557              91.78%
------------------------------------------------------------------------------------------------------------------------------------
                                                  9.983%          154                  30               557              91.78%


                                                          Documentation Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                         Number of       Aggregate Outstanding    Loans by Principal       Outstanding
        Documentation Type              Receivables        Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
Other                                           5,318            $149,759,494.35               96.62%           $28,160.87
Full                                              150               3,702,117.01                2.39%            24,680.78
Alternative                                        20                 777,239.11                0.50%            38,861.96
Limited                                             8                 369,896.08                0.24%            46,237.01
Stated Income                                      14                 348,413.16                0.22%            24,886.65
Streamlined                                         3                 $48,983.96                0.03%           $16,327.99
------------------------------------------------------------------------------------------------------------------------------------
                                                5,513            $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                            Weighted Average       Weighted     Weighted Average   Weighted Average
        Documentation Type                   Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
Other                                              9.970%          154                30               556              91.66%
Full                                              10.332%          141                28               565              95.20%
Alternative                                       10.665%          180                31               574              95.20%
Limited                                           10.324%          191                22               627              97.55%
Stated Income                                      9.959%          133                47               592              94.37%
Streamlined                                        9.669%          98                 54               511              94.14%
------------------------------------------------------------------------------------------------------------------------------------
                                                   9.983%          154                30               557              91.78%




Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                           Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                         Number of       Aggregate Outstanding    Loans by Principal       Outstanding
         Occupancy Status               Receivables        Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
Owner                                           5,508            $154,835,955.24               99.89%           $28,111.10
Investor                                            5                $170,188.43                0.11%           $34,037.69
------------------------------------------------------------------------------------------------------------------------------------
                                                5,513            $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                            Weighted Average       Weighted     Weighted Average   Weighted Average
         Occupancy Status                    Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
Owner                                              9.982%          154                30               557              91.78%
Investor                                          10.485%          183                22               587              92.29%
------------------------------------------------------------------------------------------------------------------------------------
                                                   9.983%          154                30               557              91.78%


                                                           Number of Units

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                        Number of        Aggregate Outstanding    Loans by Principal       Outstanding
         Number of Units               Receivables         Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
N/A                                                7                $167,132.96                0.11%           $23,876.14
1                                              5,469             154,024,413.54               99.37%            28,163.18
2                                                 34                 739,088.76                0.48%            21,737.90
3                                                  3                 $75,508.41                0.05%           $25,169.47
------------------------------------------------------------------------------------------------------------------------------------
                                               5,513            $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                            Weighted Average       Weighted     Average Current    Weighted Average
         Number of Units                     Gross WAC       Remaining Term      Average Age          FICO          Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
N/A                                               9.992%          89                 43              589               76.97%
1                                                 9.981%         154                 30              557               91.86%
2                                                10.303%         154                 31              551               79.06%
3                                                10.369%         138                 43              557               85.97%
------------------------------------------------------------------------------------------------------------------------------------
                                                  9.983%         154                 30              557               91.78%









Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                             Description

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Average
                                         Number of       Aggregate Outstanding    Percentage of Loans      Outstanding
            Description                 Receivables        Principal Balance      by Principal Balance  Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
Single Family                                    5,338           $151,037,677.95                97.44%          $28,294.81
Condo                                              104              2,267,092.37                 1.46%           21,798.97
2 Family                                            34                739,088.76                 0.48%           21,737.90
2-4 Family                                          15                389,454.86                 0.25%           25,963.66
Manufactured Housing                                11                293,978.56                 0.19%           26,725.32
3 Family                                             3                 75,508.41                 0.05%           25,169.47
Vacant Land                                          2                 70,629.87                 0.05%           35,314.94
N/A                                                  2                 58,558.06                 0.04%           29,279.03
Townhouse                                            2                 29,120.44                 0.02%           14,560.22
Mobile Home                                          1                 24,508.55                 0.02%           24,508.55
PUD                                                  1                $20,525.84                 0.01%          $20,525.84
------------------------------------------------------------------------------------------------------------------------------------
                                                 5,513           $155,006,143.67               100.00%          $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                            Weighted Average       Weighted     Weighted Average   Weighted Average
            Description                      Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family                                      9.985%          154                30               557              92.00%
Condo                                              9.800%          167                23               555              86.55%
2 Family                                          10.303%          154                31               551              79.06%
2-4 Family                                         8.638%          161                24               557              83.73%
Manufactured Housing                              11.084%          118                38               546              71.71%
3 Family                                          10.369%          138                43               557              85.97%
Vacant Land                                       10.343%          89                 31               652              67.61%
N/A                                                9.000%          116                64               544              87.18%
Townhouse                                         10.810%          93                 29               611              89.79%
Mobile Home                                       11.200%          212                31               614              88.23%
PUD                                               10.750%          101                19               547             100.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                   9.983%          154                30               557              91.78%


                                                                Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Percentage of           Average
                                        Number of        Aggregate Outstanding    Loans by Principal       Outstanding
          Lien Position                Receivables         Principal Balance            Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
1                                                 469              22,265,260.86               14.36%            47,473.90
2                                               5,044            $132,740,882.81               85.64%           $26,316.59
------------------------------------------------------------------------------------------------------------------------------------
                                                5,513            $155,006,143.67              100.00%           $28,116.48


------------------------------------------------------------------------------------------------------------------------------------
                                                           Weighted Average       Weighted     Weighted Average   Weighted Average
          Lien Position                     Gross WAC       Remaining Term      Average Age      Current FICO       Original CLTV
------------------------------------------------------------------------------------------------------------------------------------
1                                                 9.227%          188                30               541              76.67%
2                                                10.110%          148                30               560              94.32%
------------------------------------------------------------------------------------------------------------------------------------
                                                  9.983%          154                30               557              91.78%







Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                                State

------------------------------------------------------------------------------------------------------------------------------------
                                               Percentage of    Average                 Weighted              Weighted     Weighted
                                Aggregate        Loans by     Outstanding               Average    Weighted   Average      Average
                 Number of      Outstanding      Principal     Principal                Remaining  Average    Current      Original
       State    Receivables  Principal Balance    Balance       Balance     Gross WAC     Term        Age       FICO        CLTV
------------------------------------------------------------------------------------------------------------------------------------
Michigan               653     $18,251,274.63        11.77%    $27,949.88    9.839%        155        33         545        91.67%
Illinois               538      14,952,185.04         9.65%     27,792.17    9.739%        147        26         552        93.45%
Ohio                   475      13,286,510.96         8.57%     27,971.60    9.841%        164        30         552        91.13%
Arizona                518      13,214,281.73         8.53%     25,510.20   10.301%        151        28         569        94.54%
Texas                  444      12,855,534.19         8.29%     28,953.91    9.770%        143        38         539        80.91%
Indiana                420      10,710,349.37         6.91%     25,500.83    9.986%        148        31         561        91.83%
Louisiana              401      10,645,087.88         6.87%     26,546.35    9.758%        144        34         556        89.39%
Colorado               151       5,627,638.11         3.63%     37,269.13   10.360%        192        22         556        95.96%
California             125       5,427,021.16         3.50%     43,416.17    9.936%        174        24         577        92.90%
Oklahoma               164       3,733,841.16         2.41%     22,767.32    9.747%        141        26         562        92.60%
Kentucky               149       3,688,036.14         2.38%     24,751.92    9.781%        153        27         550        90.38%
Florida                125       3,510,437.04         2.26%     28,083.50   10.297%        152        26         563        92.66%
New York                98       3,427,971.91         2.21%     34,979.31   10.070%        156        29         568        91.43%
Wisconsin              123       3,184,647.71         2.05%     25,891.44   10.043%        161        28         548        94.90%
Utah                   104       3,051,485.62         1.97%     29,341.21   10.447%        161        30         576        96.31%
Georgia                 93       2,979,362.63         1.92%     32,036.16   10.269%        160        32         561        94.33%
Pennsylvania            98       2,776,155.16         1.79%     28,328.11   10.347%        158        31         555        95.65%
West Virginia           85       2,403,464.40         1.55%     28,276.05    9.832%        180        26         562        91.57%
Virginia                62       2,125,801.32         1.37%     34,287.12    9.997%        150        23         573        92.76%
New Jersey              58       2,074,451.05         1.34%     35,766.40   10.139%        159        28         565        92.54%
Maryland                51       1,547,562.29         1.00%     30,344.36   10.091%        172        28         565        94.61%
Alabama                 55       1,490,671.52         0.96%     27,103.12   10.255%        155        27         560        94.36%
Missouri                43       1,280,116.37         0.83%     29,770.15   10.184%        174        28         556        93.58%
Tennessee               48       1,278,319.08         0.82%     26,631.65   10.066%        139        29         556        95.53%
Connecticut             26       1,074,547.21         0.69%     41,328.74    9.811%        184        24         558        90.29%
Minnesota               30       1,030,088.89         0.66%     34,336.30    9.778%        158        24         567        91.59%
Nevada                  35       1,022,329.78         0.66%     29,209.42   10.361%        138        29         555        97.54%
Washington              42       1,005,612.70         0.65%     23,943.16   10.595%        139        29         574        95.09%
Arkansas                37         741,419.12         0.48%     20,038.35    9.910%        130        23         566        96.47%
Massachusetts           23         720,337.77         0.46%     31,319.03   10.214%        135        29         570        91.93%
Kansas                  23         694,241.58         0.45%     30,184.42   10.082%        174        27         572        95.49%
Oregon                  24         691,965.67         0.45%     28,831.90   10.401%        152        35         596        92.75%
New Hampshire           16         424,725.18         0.27%     26,545.32   10.205%        141        28         550        92.55%
Nebraska                19         401,270.41         0.26%     21,119.50   10.111%        133        29         573        94.87%
North Carolina          24         398,774.45         0.26%     16,615.60   10.471%        100        47         568        97.16%
Iowa                    15         379,971.76         0.25%     25,331.45   10.473%        154        27         560        97.26%
Delaware                11         379,886.49         0.25%     34,535.14   10.163%        122        27         536        95.63%
Maine                   13         335,897.57         0.22%     25,838.27   10.767%        126        41         549        93.71%
New Mexico              16         329,419.04         0.21%     20,588.69   10.427%        137        40         596        97.63%
Idaho                   15         324,485.20         0.21%     21,632.35   10.398%        125        30         562        90.77%
Mississippi             14         316,758.64         0.20%     22,625.62   10.183%        137        36         558        91.44%
Vermont                 11         202,343.25         0.13%     18,394.84   10.680%        149        30         559        93.87%
Wyoming                  6         179,021.15         0.12%     29,836.86   10.007%        160        20         558        93.90%
South Carolina           6         177,160.39         0.11%     29,526.73   10.751%        170        47         555        81.64%
South Dakota             7         158,457.49         0.10%     22,636.78   11.352%        170        31         562        91.22%
Rhode Island             7         136,463.81         0.09%     19,494.83   10.483%        129        23         582        91.91%
Hawaii                   3         129,532.88         0.08%     43,177.63   11.101%        137        45         634        99.66%
North Dakota             3         101,016.70         0.07%     33,672.23    9.278%        144        50         582        98.55%
Montana                  4          76,537.62         0.05%     19,134.41   11.292%        128        40         530        95.71%
Alaska                   2         $51,672.45         0.03%    $25,836.23    9.960%        192        48         513        87.78%
------------------------------------------------------------------------------------------------------------------------------------
                     5,513    $155,006,143.67       100.00%    $28,116.48    9.983%        154        30         557        91.78%





Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                       BOND SUMMARY (to Call)
                                                       ----------------------


Class A-1
----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%              50%         75%             100%             125%             150%       200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              3.52             1.64        1.25            1.00             0.82             0.69       0.51
Modified Duration                3.36             1.60        1.23            0.98             0.81             0.68       0.51
First Principal Payment Date   12/25/03         12/25/03    12/25/03        12/25/03         12/25/03         12/25/03   12/25/03
Last Principal Payment Date     1/25/11         9/25/07     10/25/06         3/25/06         11/25/05         7/25/05     2/25/05

Class A-2
----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%              50%         75%             100%             125%             150%       200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              11.30            7.02        5.64            3.63             2.28             1.91       1.41
Modified Duration                10.05            6.49        5.28            3.45             2.21             1.86       1.38
First Principal Payment Date    1/25/11         9/25/07     10/25/06         3/25/06         11/25/05         7/25/05     2/25/05
Last Principal Payment Date    12/25/18         6/25/14     5/25/12          2/25/11         7/25/06          2/25/06     7/25/05

Class M-1
----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%              50%         75%             100%             125%             150%       200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              11.63            7.28        5.86            5.72             5.43             4.64       3.45
Modified Duration                9.96             6.55        5.37            5.28             5.03             4.34       3.27
First Principal Payment Date    2/25/11         10/25/07    12/25/06        12/25/07         7/25/06          2/25/06     7/25/05
Last Principal Payment Date    12/25/18         6/25/14     5/25/12          2/25/11         1/25/10          3/25/09    11/25/07

Class M-2
----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%              50%         75%             100%             125%             150%       200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              11.63            7.28        5.86            5.12             4.49             3.83       2.86
Modified Duration                9.36             6.28        5.18            4.60             4.09             3.52       2.67
First Principal Payment Date    2/25/11         10/25/07    12/25/06         6/25/07         3/25/07          9/25/06    12/25/05
Last Principal Payment Date    12/25/18         6/25/14     5/25/12          2/25/11         1/25/10          3/25/09    11/25/07

Class B-1
----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%              50%         75%             100%             125%             150%       200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              11.63            7.28        5.86            5.00             4.30             3.66       2.72
Modified Duration                8.17             5.71        4.78            4.20             3.68             3.19       2.44
First Principal Payment Date    2/25/11         10/25/07    12/25/06         3/25/07         11/25/06         6/25/06    10/25/05
Last Principal Payment Date    12/25/18         6/25/14     5/25/12          2/25/11         1/25/10          3/25/09    11/25/07

Class B-2
----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%              50%         75%             100%             125%             150%       200%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              11.63            7.28        5.86            4.97             4.23             3.61       2.69
Modified Duration                8.17             5.71        4.78            4.16             3.63             3.15       2.41
First Principal Payment Date    2/25/11         10/25/07    12/25/06         2/25/07         10/25/06         5/25/06     9/25/05
Last Principal Payment Date    12/25/18         6/25/14     5/25/12          2/25/11         1/25/10          3/25/09    11/25/07




Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                     BOND SUMMARY (to Maturity)
                                                     --------------------------


Class A-1
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption          0%              50%          75%             100%             125%             150%       200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               3.52             1.64         1.25            1.00             0.82             0.69       0.51
Modified Duration                 3.36             1.60         1.23            0.98             0.81             0.68       0.51
First Principal Payment Date    12/25/03         12/25/03     12/25/03        12/25/03         12/25/03         12/25/03   12/25/03
Last Principal Payment Date      1/25/11         9/25/07      10/25/06         3/25/06         11/25/05         7/25/05     2/25/05

Class A-2
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption          0%              50%          75%             100%             125%             150%       200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               11.60            7.55         6.17            4.08             2.28             1.91       1.41
Modified Duration                 10.28            6.91         5.72            3.84             2.21             1.86       1.38
First Principal Payment Date     1/25/11         9/25/07      10/25/06         3/25/06         11/25/05         7/25/05     2/25/05
Last Principal Payment Date      4/25/23         5/25/21      10/25/19         6/25/18         7/25/06          2/25/06     7/25/05

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption          0%              50%          75%             100%             125%             150%       200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               11.95            7.83         6.42            6.20             6.33             5.43       4.07
Modified Duration                 10.19            6.97         5.81            5.66             5.77             5.00       3.81
First Principal Payment Date     2/25/11         10/25/07     12/25/06        12/25/07         7/25/06          2/25/06     7/25/05
Last Principal Payment Date      5/25/22         1/25/21      4/25/19          1/25/18         11/25/16         2/25/15     6/25/12

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption          0%              50%          75%             100%             125%             150%       200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               11.95            7.82         6.41            5.59             4.90             4.18       3.14
Modified Duration                 9.55             6.64         5.57            4.94             4.40             3.80       2.91
First Principal Payment Date     2/25/11         10/25/07     12/25/06         6/25/07         3/25/07          9/25/06    12/25/05
Last Principal Payment Date      4/25/22         7/25/20      12/25/18         6/25/17         9/25/15          1/25/14     8/25/11

Class B-1
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption          0%              50%          75%             100%             125%             150%       200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               11.95            7.81         6.40            5.45             4.68             3.99       2.99
Modified Duration                 8.31             5.99         5.09            4.47             3.94             3.43       2.65
First Principal Payment Date     2/25/11         10/25/07     12/25/06         3/25/07         11/25/06         6/25/06    10/25/05
Last Principal Payment Date      2/25/22         11/25/19     6/25/18          9/25/16         11/25/14         4/25/13     3/25/11

Class B-2
-----------------------------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption          0%              50%          75%             100%             125%             150%       200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               11.94            7.79         6.38            5.39             4.60             3.92       2.94
Modified Duration                 8.31             5.98         5.08            4.43             3.87             3.37       2.60
First Principal Payment Date     2/25/11         10/25/07     12/25/06         2/25/07         10/25/06         5/25/06     9/25/05
Last Principal Payment Date     12/25/21         2/25/19      9/25/17         10/25/15         12/25/13         7/25/12     8/25/10





Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------
      | Bond Securitization Asset-Backed Certificates,
      | Series 2003-1
      | $142,993,000 (approximate)
      |
------------------------------------------------------------------------------

                                                          Net Rate Cap Table
                                                          ------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Net                             |                                          Net
                                              Rate                            |                                          Rate
     Pay Date           Pay Period           Cap(1)                           |   Pay Date          Pay Period          Cap(1)
====================================================================================================================================
     Dec 2003               1               17.520%                           |   Aug 2007              45              9.066%
     Jan 2004               2                9.043%                           |   Sep 2007              46              9.067%
     Feb 2004               3                9.043%                           |   Oct 2007              47              9.369%
     Mar 2004               4                9.667%                           |   Nov 2007              48              9.068%
     Apr 2004               5                9.044%                           |   Dec 2007              49              9.371%
     May 2004               6                9.346%                           |   Jan 2008              50              9.069%
     Jun 2004               7                9.045%                           |   Feb 2008              51              9.070%
     Jul 2004               8                9.347%                           |   Mar 2008              52              9.696%
     Aug 2004               9                9.046%                           |   Apr 2008              53              9.071%
     Sep 2004               10               9.046%                           |   May 2008              54              9.374%
     Oct 2004               11               9.348%                           |   Jun 2008              55              9.073%
     Nov 2004               12               9.047%                           |   Jul 2008              56              9.376%
     Dec 2004               13               9.349%                           |   Aug 2008              57              9.074%
     Jan 2005               14               9.048%                           |   Sep 2008              58              9.075%
     Feb 2005               15               9.049%                           |   Oct 2008              59              9.378%
     Mar 2005               16              10.019%                           |   Nov 2008              60              9.076%
     Apr 2005               17               9.050%                           |   Dec 2008              61              9.380%
     May 2005               18               9.352%                           |   Jan 2009              62              9.078%
     Jun 2005               19               9.051%                           |   Feb 2009              63              9.079%
     Jul 2005               20               9.353%                           |   Mar 2009              64             10.052%
     Aug 2005               21               9.052%                           |   Apr 2009              65              9.080%
     Sep 2005               22               9.052%                           |   May 2009              66              9.384%
     Oct 2005               23               9.355%                           |   Jun 2009              67              9.082%
     Nov 2005               24               9.053%                           |   Jul 2009              68              9.386%
     Dec 2005               25               9.356%                           |   Aug 2009              69              9.084%
     Jan 2006               26               9.055%                           |   Sep 2009              70              9.085%
     Feb 2006               27               9.055%                           |   Oct 2009              71              9.388%
     Mar 2006               28              10.026%                           |   Nov 2009              72              9.087%
     Apr 2006               29               9.057%                           |   Dec 2009              73              9.390%
     May 2006               30               9.359%                           |   Jan 2010              74              9.089%
     Jun 2006               31               9.058%                           |   Feb 2010              75              9.090%
     Jul 2006               32               9.360%                           |   Mar 2010              76             10.065%
     Aug 2006               33               9.059%                           |   Apr 2010              77              9.092%
     Sep 2006               34               9.060%                           |   May 2010              78              9.396%
     Oct 2006               35               9.362%                           |   Jun 2010              79              9.094%
     Nov 2006               36               9.061%                           |   Jul 2010              80              9.399%
     Dec 2006               37               9.364%                           |   Aug 2010              81              9.097%
     Jan 2007               38               9.062%                           |   Sep 2010              82              9.098%
     Feb 2007               39               9.063%                           |   Oct 2010              83              9.403%
     Mar 2007               40              10.034%                           |   Nov 2010              84              9.101%
     Apr 2007               41               9.064%                           |   Dec 2010              85              9.406%
     May 2007               42               9.366%                           |   Jan 2011              86              9.104%
     Jun 2007               43               9.065%                           |   Feb 2011              87              9.105%
     Jul 2007               44               9.368%                           |   Mar 2011              88             10.083%
------------------------------------------------------------------------------------------------------------------------------------

(1) Run at the Pricing Speed to call.




Banc One Capital Markets, Inc.
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc One Capital Markets, Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.